UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

BnetEFactor, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdictionof incorporation)	333-178000 (Commission File Number)	30-0523156 (IRS Employer Identification No.)

122 West 26th Street, 5th Floor

New York, NY

  10001

            (Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (855) 263-8332

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)

Dismissal of Independent Registered Public Accounting Firm.

On March 13, 2013, Sadler, Gibb & Associates, L.L.C. resigned as the independent registered public accounting firm of the Company.  The resignation was accepted by the Board of Directors of the Company (the “Board”).

During the two most recent fiscal years and through the date of this report, there were no (1) disagreements with Sadler, Gibb & Associates, L.L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Sadler, Gibb & Associates, L.L.C. to make reference in its reports on the Company’s financial statements for such years to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Sadler, Gibb & Associates, L.L.C. on the financial statements of the Company, during the periods for the years ended December 31, 2010 through December 31, 2011, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports stated there is substantial doubt about the Company’s ability to continue as a going concern.

The Company has requested that Sadler, Gibb & Associates, L.L.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of such letter, dated  March, 2013, indicating that it is in agreement with such disclosures is filed as Exhibit 16.1 to this Form 8-K.

(b)

 Engagement of New Independent Registered Public Accounting Firm.

On March 13, 2013, the Board of Directors approved the appointment of MaloneBailey, LLP, as the independent registered public accounting firm of the Company.

During the Company’s two most recent fiscal years and the subsequent interim periods preceding MaloneBailey, LLP’s engagement, neither the Company nor anyone on behalf of the Company consulted with MaloneBailey, LLP regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and MaloneBailey, LLP did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K

:

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Sadler, Gibb & Associates, L.L.C., dated March 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2013	BnetEFactor, Inc.
	By:	/s/ Gerald Sklar
Name: Gerald Sklar
Title: President, CEO and Director

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